PLANT AND EQUIPMENT, NET (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2018 CNY (¥)	Sep. 30, 2018 USD ($)	Sep. 30, 2017 CNY (¥)
Plant and building	¥ 162,507		¥ 171,799
Machinery and equipment	101,543		92,470
Furniture and office equipment	12,367		12,392
Motor vehicles	3,591		4,777
Total	280,008		281,438
Accumulated depreciation	(85,600)		(79,759)
Accumulated impairment	(25,873)		(25,873)
Construction in progress	4,213		1,511
Plant and equipment, net	¥ 172,748	$ 25,112	¥ 177,317